UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 6, 2009

DRI Corporation
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-28539	56-1362926
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
13760 Noel Road, Suite 830, Dallas, Texas 75240
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code (214) 378-8992
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure
     On February 6, 2009, DRI Corporation posted on the Company’s Web site, www.digrec.com, a policy on guidance for earnings and revenues.
     The Company incorporates by reference the information included in Item 9.01 of this Form 8-K. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.
ITEM 9.01. Financial Statements and Exhibits
(a) Exhibits.
99.1	Guidance Policy dated February 6, 2009.
Signature(s)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRI CORPORATION
Date: February 6, 2009	By:	/s/ STEPHEN P. SLAY
Stephen P. Slay
Vice President, Chief Financial Officer, Secretary and Treasurer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

99.1	Guidance Policy dated February 6, 2009.